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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the use in Amendment No. 3 to Registration Statement No. 333-56799 on Form S-1 of our report dated February 18, 1997, related to the financial statements of Bank Compensation Strategies Group as of December 31, 1996 and 1995, and for the years then ended. We also consent to the reference to our Firm under the caption "Experts" in the Prospectus.


                                               /s/ MCGLADREY & PULLEN, LLP
                                            ------------------------------------
                                                  MCGLADREY & PULLEN, LLP

Minneapolis, Minnesota

August 14, 1998